SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2005

                                   __________


                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Colorado                      0-25312                84-1286576
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

  15 Old Danbury Road, Suite 203
            Wilton, CT                                              06897
 (Address of principal executive                                  (Zip code)
             offices)

       Registrant's telephone number, including area code: (203) 762-2499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

On June 29, 2005, Startech Environmental Corporation issued a press release announcing that it signed two contracts with Ercole Marelli HiTech srl (EMHT), of Milan, Italy for a total of over $40 million for the sale of multiple Plasma Converter Systems to EMHT for diverse industrial applications. Manufacturing of the systems, for delivery in 2006, will commence subject to and only with the receipt of the initial contract payments that are expected by July 29, 2005. Ercole Marelli HiTech is the Company's newly appointed distributor for Italy.

A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits.

         The following exhibit is being filed herewith:

         Exhibit No.     Exhibit
         -----------     -------

         99.1 Press Release, dated June 29, 2005, entitled "Startech Environmental Signs Two Plasma Converter Contracts for Over 40 Million Dollars".


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

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   July 5, 2005

                                    STARTECH ENVIRONMENTAL CORPORATION




                                    By: Peter J. Scanlon
                                        ------------------------
                                        Peter J. Scanlon
                                        Chief Financial Officer



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